HIGH QUALITY

# GROWTH

***2Q15 Earnings Conference Call***
***Supplemental Presentation***

**July 22, 2015**

IBERIABANK Corporation™

## Safe Harbor And Legend

*To the extent that statements in this press release and the accompanying PowerPoint presentation relate to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, which are based on management's current information, estimates and assumptions and the current economic environment, are generally identified by the use of the words "plan", "believe", "expect", "intend", "anticipate", "estimate", "project" or similar expressions. The Company's actual strategies, results and financial condition in future periods may differ materially from those currently expected due to various risks and uncertainties. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Consequently, no forward-looking statement can be guaranteed. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.*

# Overview

## Introductory Comments – Second Quarter 2015

- Reported EPS of $0.79 (up $0.04 from 1Q15) and non-GAAP operating EPS of $1.05 (up $0.10 from 1Q15)
- Net interest margin decreased two basis points to 3.52%, consistent with management's expectations
- Tax equivalent net interest income increased $19.8 million, or 16% from 1Q15, while average earning assets increased $2.2 billion, or 15%
- Operating revenues increased $31.6 million, or 18%, while operating expenses increased $13.7 million, or 11%, on a linked quarter basis. Operating expenses were impacted by the timing of the Georgia Commerce Bancshares and Old Florida Bancshares acquisitions and conversions
- Completed the conversion of branch and operating systems of Old Florida Bank and Mercantile Capital Corporation over the weekend of April 24th – 26th and New Traditions Bank over the weekend of May 15th – 17th.
- Successfully completed the acquisition of Georgia Commerce Bancshares, Inc. on May 31st and converted branch and operating systems of the bank over the weekend of June 26th – 28th
- Legacy loan growth:
  - $501 million since March 31, 2015 (+20% annualized), including $332 million of commercial and $169 million of small business and consumer
  - Energy-related loans down $32 million or 4% and indirect loans down $44 million or 12%
  - Growth in the legacy loan portfolio was commercial 66%, mortgage 13%, consumer 11%, and small business 10%
- Legacy deposit growth:
  - $546 million since March 31, 2015 (+15% annualized)
  - $56 million increase in legacy non-interest bearing deposits (+6% annualized)

# Credit

## Non-Performing Assets Trends



$ in millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
4Q11: $6, $72, $58, $737
1Q12: $4, $68, $58, $682
2Q12: $5, $62, $63, $635
3Q12: $4, $62, $74, $561
4Q12: $9, $66, $71, $520
1Q13: $9, $66, $67, $459
2Q13: $8, $68, $64, $403
3Q13: $11, $65, $56, $350
4Q13: $9, $64, $46, $252
1Q14: $9, $50, $43, $221
2Q14: $19, $50, $54, $171
3Q14: $13, $49, $52, $146
4Q14: $12, $45, $58, $110
1Q15: $16, $66, $114, $58
2Q15: $13, $74, $100, $61
Former Bank-Related Properties
Legacy
Non-Covered Acquired
Covered Acquired

- Continued workout of covered acquired portfolios
- Stable asset quality with total legacy NPAs/Assets equal to 0.55%
- 2Q15 includes one energy-related loan totaling $3.4 million that was past due greater than 90 days that was brought current after quarter-end

*NPA determination based on regulatory guidance for Acquired portfolios*
*2Q15 includes $13 million of bank-related properties reclassified to OREO*

# Energy
## Summary



$881
$819
$788
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$152
$272
$456
$136
$254
$430
$144
$263
$380
12/31/2014
3/31/2015
6/30/2015
Midstream
Service
E&P

- Total energy-related loans outstanding down $32 million or 4% from 1Q15, equated to 5.6% of total loans at June 30, 2015
- Spring redetermination process has been completed
- Energy loans at quarter-end:
  - Non-accrual loans equaled $1.3 million, 98% of which was related to one acquired and marked loan. No loss is anticipated on this credit
  - Loans past due 90 days or more equaled $3.4 million, which have been brought current on July 1, 2015
  - No loans held in OREO
  - Criticized loans were 5.8% of total energy-related commitments and equal to 0.4% of the total loans
- No energy-related loan losses incurred over the past several years

# Non-Interest Income

## 2Q15 Components



$ in millions
$65.0
$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$48.5
$7.2
$1.5
$1.3
$0.9
$0.8
$60.2
$1.3
$61.5
Operating Non-Interest Income 1Q15
Mortgage Income
Title Income
Broker Commissions
Service Charge Income
All Other Operating Income
Operating Non-Interest Income 2Q15
Total Non-Operating Income
Total Non-Interest Income 2Q15

- Operating non-interest income increased $11.7 million, or 24%, on a linked quarter basis
- Non-operating income of $1.3 million primarily from gains on sales of investments

# Non-Interest Income

## Weekly Locked Mortgage Pipeline Trends

- Seasonal rebound commences at the start of each year through spring months into early summer
- Increased production due to a combination of favorable rate environment and improved recruiting in key markets and newly acquired markets
- Weekly locked pipeline was $329 million at July 17, 2015, up less than 1% since June 30, 2015



% Change in Mortgage Loan Locked Pipeline Since The Start of The Year
175%
150%
125%
100%
75%
50%
25%
0%
-25%
-50%
-75%
144%
2015
2014
2013
2012
Year-End
Jan
Mar
Apr
May
Jun
Jul
Aug
Oct
Nov
Dec

# Non-Interest Income

## Mortgage Income



Income
Mortgage Non-Interest Income and Sales Commissions
($ in thousands)
Commissions
Mortgage Income (LHS)
Mortgage Commissions and Incentives (RHS)
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$13,755
$14,263
$13,646
$18,023
$25,246
$3,481
$3,912
$4,045
$4,085
$6,709
2Q14
3Q14
4Q14
1Q15
2Q15

- Mortgage non-interest income of $25.2 million is $7.2 million higher than 1Q15 driven by:
  - $4.2 million higher gains on higher sales volume (+26%) in 2Q15
  - Market value adjustments decreased $3.0 million in 2Q15 as compared to 1Q15
  - Loan originations were up $205 million (+41%) from 1Q15 to $700 million in 2Q15
  - Volumes sold were $663 million or 50% higher than in 1Q15



Volumes of Mortgage Loans Originated and Sold
$, Millions
$800
$600
$400
$200
$0
$436
$395
$456
$488
$459
$464
$495
$442
$700
$663
2Q14
3Q14
4Q14
1Q15
2Q15
Originations
Sold



Pipeline and Loan HFS Volumes
(Period End)
$, Millions
$600
$500
$400
$300
$200
$100
$0
$356
$176
$180
$318
$149
$170
$278
$140
$137
$489
$215
$279
$550
$221
$329
2Q14
3Q14
4Q14
1Q15
2Q15
Pipeline
Loans HFS

# Non-Interest Income
## Mortgage Production


Quarterly Production Of Recently Added Mortgage Teams
$ in Millions
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$38
$60
$133
4Q14
1Q15
2Q15

- Total mortgage originations for 2Q15 were $700 million, up $205 million, or +41% from 1Q15
- In 2Q15, $133 million, or 19%, of total origination volume came from new originators across our markets

# Non-Interest Expense

## 2Q15 Components



$ in millions
$160.0
$150.0
$140.0
$130.0
$120.0
$110.0
$100.0
$122.8
$8.5
$1.2
$0.7
$0.6
$2.8
$136.5
$16.7
$153.2
Operating Non-Interest Expense 1Q15
Salaries and Benefits
Occupancy & Equipment
Insurance
CDI Amort
All Other Operating Changes
Operating Non-Interest Expense 2Q15
Total Non-Operating Expense
Total Non-Interest Expense 2Q15

- Operating non-interest expense increased $13.7 million, or 11%, on a linked-quarter basis
- Non-operating expense of $16.7 million includes:
  - $12.7 million of merger-related expense
  - $1.6 million in impairment of long-lived assets
  - $1.3 million of debt extinguishment
  - $0.4 million of severance

# Non-Interest Expense

## Linked Quarter Change in Expenses

- Non-interest expense increased $20.1 million, or 15%
- Operating non-interest expense increased $13.7 million, or 11%, including:
  - Increased compensation and benefit costs of $8.5 million:
    - $3.7 million increased personnel expense attributable to Old Florida (3 months) and Georgia Commerce (1 month);
    - $2.6 million increased mortgage commissions and $0.4 million other commissions;
    - $1.1 million increase due to annual merit increases; and
    - $0.7 million increased all other personnel costs;
  - Increased occupancy and equipment expense of $1.2 million (all due to acquisitions);
  - Increased FDIC deposit insurance premium of $0.7 million (primarily due to acquisitions);
  - Increased intangible amortization of $0.6 million (all due to acquisitions);
  - Increased all other operating expenses of $2.7 million (partially due to acquisitions).

# Capital
## Preliminary Results

| IBERIABANK Corporation Capital Ratios | 2Q15 | 1Q15 | Change | | Well Capitalized Minimum |
|---|---|---|---|---|---|
| Common Equity Tier 1 (CET1) ratio | 9.88% | 9.79% | 9 | bps | N/A |
| Tier 1 Leverage | 9.23% | 8.87% | 35 | bps | N/A |
| Tier 1 Risk-Based | 10.06% | 9.99% | 7 | bps | N/A |
| Total Risk-Based | 11.47% | 11.62% | (15) | bps | N/A |
| **IBERIABANK and Subsidiaries Capital Ratios** | **2Q15** | **1Q15** | **Change** | | **Well Capitalized Minimum** |
| Common Equity Tier 1 (CET1) ratio | 9.80% | 9.52% | 28 | bps | 6.50% |
| Tier 1 Leverage | 9.00% | 8.47% | 53 | bps | 5.00% |
| Tier 1 Risk-Based | 9.80% | 9.52% | 28 | bps | 8.00% |
| Total Risk-Based | 10.68% | 10.55% | 13 | bps | 10.00% |

- Capital ratios fully reflect BASEL III presentation
- 75% phase-out of trust preferred securities effective in 1Q15 is reflected in updated ratios
- Increase in CET1, Tier 1 Leverage and Tier 1 RBC ratios all increased as a result of increases in capital from completed acquisitions

- Net risk weighted assets increased approximately $2.6 billion, or 19%, primarily as a result of assets acquired during the quarter

*1Q15 results excluded Old Florida Bancshares acquisition in compliance with regulatory guidelines*

# Seasonal Influences



# Seasonal Influences

## Quarterly Organic Loan Growth

- The first quarter of each year tends to exhibit slower loan growth than other quarters due to seasonal factors
- 2Q15 net organic loan growth of $501 million, or +20% annualized growth; includes $32 million decline in energy loans and $44 million decline in indirect auto loans
- Anticipated run-rate decline of indirect auto portfolio is approximately $45 million per quarter



$ in Millions
650
550
450
350
250
150
50
(50)
First Quarter Growth
Other Quarter Growth
97
6
(15)
37
23
(5)
14
64
149
246
243
165
181
501
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15

# Seasonal Influences
## Deposit Growth

**Total Deposit Growth**

- Increase of $1.5 billion, or 10%, in 2Q15
- Total legacy deposits increased $546 million or +4%, or 15% annualized
- Deposits acquired from Georgia Commerce Bancshares acquisition equated to $908 million
- $306 million (+8%) growth in total non-interest bearing deposits for 2Q15, including $250 million of acquired non-interest bearing deposits



$ in millions
Non-Interest Bearing
Other Core Deposits
Time Deposits
$1,000
$800
$600
$400
$200
$0
-$200
-$400
$62
$88
$92
$71
$122
$44
$143
$116
$4
$84
$474
$47
$126
$77
$110
$38
$212
$56
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

*Excludes acquired deposits*

# Seasonal Influences

## Checking NSF Related Charges


Millions
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Total Revenues ($ in Millions)
Influenced by impact of Teche acquisition completed in May 2014
$4.0
$4.2
$4.5
$4.5
$4.1
$5.2
$7.1
$6.7
$5.7
$6.4
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

*1Q15 results include one month operating results from Florida Bank Group acquisition*
*2Q15 results include one month operating results from Georgia Commerce Bancshares acquisition*

# Seasonal Influences
## Payroll Taxes



Millions
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Total Expenses ($ in Millions)
$4.6
$3.4
$2.8
$2.5
$4.3
$3.4
$3.3
$2.8
$4.9
$4.3
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

*2Q14 results influenced by impact of Teche Holding Company acquisition completed in May 2014 and First Private Holdings, Inc. acquisition completed in June 2014*
*1Q15 results include one month operating results from Florida Bank Group acquisition*
*2Q15 results include one month operating results from Georgia Commerce Bancshares acquisition*

# Seasonal Influences
## Retirement Contributions



Millions
$0.8
$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
Total Expenses ($ in Millions)
$0.5
$0.8
$0.3
$0.2
$0.6
$0.5
$0.4
$0.4
$0.7
$0.4
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

*1Q15 results include one month operating results from Florida Bank Group acquisition*
*2Q15 results include one month operating results from Georgia Commerce Bancshares acquisition*

# Appendix



# Appendix
## Performance Metrics – Quarterly Trends

| | 6/30/2014 | 9/30/2014 | 12/31/2014 | 3/31/2015 | 6/30/2015 | %/Basis Point Change |
|---|---|---|---|---|---|---|
| Net Income ($ in thousands) | $ 16,217 | $ 30,893 | $ 35,936 | $ 25,126 | $ 30,835 | 23% |
| **Per Share Data:** | | | | | | |
| Fully Diluted Earnings | $ 0.53 | $ 0.92 | $ 1.07 | $ 0.75 | $ 0.79 | 5% |
| Operating Earnings (Non-GAAP) | 0.89 | 1.04 | 1.05 | 0.95 | 1.05 | 11% |
| Pre-provision Operating Earnings (Non-GAAP) | 0.99 | 1.15 | 1.17 | 1.05 | 1.20 | 14% |
| Tangible Book Value | 37.28 | 37.81 | 39.08 | 39.25 | 39.00 | -1% |
| **Key Ratios:** | | | | | | |
| Return on Average Assets | 0.46% | 0.79% | 0.91% | 0.64% | 0.67% | 3 bps |
| Return on Average Common Equity | 3.99% | 6.79% | 7.79% | 5.39% | 5.54% | 15 bps |
| Return on Average Tangible Common Equity (Non-GAAP) | 5.88% | 10.10% | 11.46% | 7.93% | 8.47% | 54 bps |
| Net Interest Margin (TE) [1] | 3.49% | 3.49% | 3.53% | 3.54% | 3.52% | (2) bps |
| Tangible Operating Efficiency Ratio (TE) [1] (Non-GAAP) | 69.8% | 65.6% | 65.7% | 68.5% | 64.4% | (412) bps |
| Tangible Common Equity Ratio (Non-GAAP) | 8.43% | 8.45% | 8.59% | 8.62% | 8.68% | 6 bps |
| Tier 1 Leverage Ratio [2] | 10.00% | 9.21% | 9.36% | 8.87% | 9.23% | 36 bps |
| Common Equity Tier 1 (CET1) Ratio [2] | | | | 9.79% | 9.88% | 9 bps |
| Total Risk Based Capital Ratio [2] | 12.40% | 12.40% | 12.30% | 11.62% | 11.47% | (15) bps |
| Annualized Net Charge-Offs to Average Loans [3] | 0.04% | 0.09% | 0.06% | 0.06% | 0.14% | 8 bps |
| Non-performing Assets to Total Assets [3] | 0.53% | 0.46% | 0.41% | 0.55% | 0.55% | - bps |

(1) Fully taxable equivalent basis.

(2) March 31, 2015 Captial Ratios reflect full implementation of Basel III capital requirements, excluding the impact of the Old Florida Bancshares, Inc. acquisition. Prior periods have not been restated to reflect BASEL III implementation.

(3) Excluding Acquired Assets.

- Average earning assets up $2.2 billion (+15%)
- T/E net interest income up $19.8 million (+16%)
- Provision for loan losses of $9 million:
  - **Legacy net charge-offs: $3.5 million (annualized 0.14% of average loans)**
  - **Covered and acquired net charge-offs: $0.3 million (annualized 0.03% of average loans)**
  - **Legacy provision for loan losses: $8.5 million**

# Appendix
## Performance Metrics – Yields and Costs

| | For Quarter Ended: | | Basis Point |
|---|---|---|---|
| | 6/30/2015 | 3/31/2015 | Change |
| Investment Securities | 2.08 % | 2.22 % | (14) bps |
| Legacy Loans, net | 3.88 | 3.90 | (2) bps |
| Acquired Loans, net | 5.82 | 6.34 | (52) bps |
| Loans & Loss Share Receivable | 4.38 | 4.32 | 6 bps |
| Mortgage Loans Held For Sale | 2.72 | 4.55 | (183) bps |
| Other Earning Assets | 0.63 | 0.80 | (17) bps |
| Total Earning Assets | 3.87 | 3.90 | (3) bps |
| Interest-bearing Deposits | 0.42 | 0.40 | 2 bps |
| Short-Term Borrowings | 0.19 | 0.19 | - bps |
| Long-Term Borrowings | 2.54 | 2.91 | (37) bps |
| Total Interest-bearing Liabilities | 0.49 | 0.49 | - bps |
| Net Interest Spread | 3.38 | 3.41 | (3) bps |
| Net Interest Margin (TE) | 3.52 | 3.54 | (2) bps |

(1) Earning asset yields are shown on a fully taxable-equivalent basis.

# Appendix

## Non-GAAP Cash Margin

**$ in thousands**

| | Balances, as Reported | Adjustments | As Adjusted |
|---|---|---|---|
| 2Q14 | | | |
| Average Balance | 12,687,971 | 30,318 | 12,718,289 |
| Income | 109,273 | 392 | 109,665 |
| Rate | 3.49% | 0.01% | 3.50% |
| 3Q14 | | | |
| Average Balance | 13,990,358 | 44,149 | 14,034,507 |
| Income | 121,751 | (4,170) | 117,581 |
| Rate | 3.49% | -0.13% | 3.36% |
| 4Q14 | | | |
| Average Balance | 14,144,762 | 54,669 | 14,199,431 |
| Income | 124,680 | (6,076) | 118,603 |
| Rate | 3.53% | -0.18% | 3.35% |
| 1Q15 | | | |
| Average Balance | 14,473,439 | 67,056 | 14,540,495 |
| Income | 125,804 | (8,969) | 116,835 |
| Rate | 3.54% | -0.30% | 3.28% |
| 2Q15 | | | |
| Average Balance | 16,688,287 | 84,549 | 16,772,836 |
| Income | 145,677 | (8,973) | 136,704 |
| Rate | 3.52% | -0.23% | 3.29% |

- Adjustments represent accounting impacts of purchase discounts on acquired loans and related accretion as well as the indemnification asset and related amortization on the covered portfolio



3.60%
3.55%
3.50%
3.45%
3.40%
3.35%
3.30%
3.25%
3.20%
Net Interest Margin - As Reported
Non-GAAP Cash Margin
2Q14
3Q14
4Q14
1Q15
2Q15

# Appendix
## Non-Interest Income Trends

- Mortgage income increased $7.2 million, or +40%
- Title income increased $1.5 million, or +33%
- Energy capital markets income increased $1.2 million, or +68%
- Service charges increased $0.9 million, or +10%
- ATM and debit card fee income increased $0.3 million, or +9%
- Other operating non-interest income increased $0.8 million, primarily due to SBA-related income

2Q15 compared to 1Q15:

- Originations up 39%
- Sale volume increased 50%
- Refinancings were 22% of production, down from 24% in 1Q15
- Pipeline of $329 million at quarter-end, up $50 million, or +18% as compared to March 31, 2015. At July 17, 2015, the locked pipeline was $329 million, or less than +1%, over June 30, 2015

| Non-interest Income ($000s) | 2Q14 | 3Q14 | 4Q14 | 1Q15 | 2Q15 | 2Q15 vs. 1Q15 $ Change | 2Q15 vs. 1Q15 % Change |
|---|---|---|---|---|---|---|---|
| Service Charges on Deposit Accounts | $ 8,203 | $ 10,205 | $ 10,153 | $ 9,262 | $ 10,162 | $ 900 | 10% |
| ATM / Debit Card Fee Income | 2,937 | 3,287 | 3,331 | 3,275 | 3,583 | 308 | 9% |
| BOLI Proceeds and CSV Income | 934 | 1,047 | 1,050 | 1,092 | 1,075 | (17) | -2% |
| Mortgage Income | 13,755 | 14,263 | 13,646 | 18,023 | 25,246 | 7,223 | 40% |
| Title Revenue | 5,262 | 5,577 | 5,486 | 4,629 | 6,146 | 1,517 | 33% |
| Broker Commissions | 5,479 | 5,297 | 3,960 | 4,162 | 5,461 | 1,299 | 31% |
| Other Noninterest Income | 7,182 | 6,854 | 9,071 | 8,067 | 8,574 | 507 | 6% |
| Noninterest income excluding non-operating income | 43,752 | 46,530 | 46,697 | 48,510 | 60,247 | 11,737 | 24% |
| Gain (Loss) on Sale of Investments, Net | 8 | 582 | 164 | 389 | 904 | 515 | 133% |
| Other Non-operating income | 1 | - | 211 | - | 362 | 362 | 100% |
| Total Non-interest Income | $ 43,761 | $ 47,112 | $ 47,072 | $ 48,899 | $ 61,513 | $ 12,614 | 26% |

*2Q15 includes one-month of Georgia Commerce Bancshares results*

# Appendix

## Non-Interest Expense Trends

Linked quarter changes in operating expense:

| | |
|---|---|
| Compensation costs | $5.0 mil |
| Mortgage commission expense | 2.6 |
| Occupancy and equipment expense | 1.2 |
| Intangible amortization expense | 0.6 |
| Payroll tax expense | (0.6) |

- Non-interest expenses excluding non-operating items up $13.7 million, or 11%, as compared to 1Q15
- Total expenses up $20.1 million, or 15%, in 2Q15
- Severance expense up $0.4 million
- Impairment of long-lived assets up $1.0 million
- Merger-related expense increased $3.4 million, related primarily to Old Florida and Georgia Commerce transactions
- Tangible Operating Efficiency Ratio of 64.4%, down from 68.5% in 1Q15

| | | | | | | 2Q15 vs. 1Q15 | |
|---|---|---|---|---|---|---|---|
| **Non-interest Expense ($000s)** | **2Q14** | **3Q14** | **4Q14** | **1Q15** | **2Q15** | **$ Change** | **% Change** |
| Mortgage Commissions | $ 3,481 | $ 3,912 | $ 4,045 | $ 4,085 | $ 6,709 | $ 2,624 | 64% |
| Hospitalization Expense | 3,661 | 4,611 | 4,606 | 5,181 | 5,113 | (68) | -1% |
| Other Salaries and Benefits | 55,921 | 54,898 | 56,784 | 62,091 | 68,009 | 5,918 | 10% |
| Salaries and Employee Benefits | $ 63,063 | $ 63,421 | $ 65,435 | $ 71,357 | $ 79,831 | $ 8,474 | 12% |
| Credit/Loan Related | 3,093 | 4,569 | 2,483 | 4,183 | 4,730 | 547 | 13% |
| Occupancy and Equipment | 13,918 | 14,580 | 14,526 | 16,055 | 17,233 | 1,178 | 7% |
| Amortization of Acquisition Intangibles | 1,347 | 1,623 | 1,618 | 1,523 | 2,155 | 632 | 42% |
| All Other Non-interest Expense | 28,567 | 29,523 | 31,899 | 29,669 | 32,502 | 2,833 | 10% |
| Nonint. Exp. (Ex-Non-Operating Exp.) | $ 109,988 | $ 113,717 | $ 115,961 | $ 122,787 | $ 136,451 | $ 13,664 | 11% |
| Severance | 5,466 | 1,226 | 139 | 41 | 406 | 365 | 893% |
| Occupancy and Branch Closure Costs | 14 | - | - | - | | - | 100% |
| Storm-related expenses | 4 | 1 | 2 | 20 | 4 | (16) | -82% |
| Impairment of Long-lived Assets, net of gains on sales | 1,241 | 4,213 | 1,078 | 579 | 1,571 | 992 | 171% |
| Provision for FDIC clawback liability | - | (797) | - | - | - | - | 100% |
| Debt Prepayment | - | - | - | - | 1,262 | 1,262 | 100% |
| Consulting and Professional | - | - | - | 430 | - | (430) | -100% |
| Other Non-interest Expense | - | - | - | - | 784 | 784 | 100% |
| Merger-Related Expenses | 10,419 | 1,752 | 1,955 | 9,296 | 12,732 | 3,436 | 37% |
| Total Non-interest Expense | $ 127,132 | $ 120,112 | $ 119,135 | $ 133,153 | $ 153,209 | $ 20,056 | 15% |
| Tangible Efficiency Ratio - excl Nonop-Exp | 69.8% | 65.6% | 65.7% | 68.5% | 64.4% | | |

*2Q15 includes one-month of Georgia Commerce Bancshares results*

# Appendix
## Non-Operating Items (Non-GAAP)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

| | For the Three Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | 12/31/2014 [1] | | | 3/31/2015 | | | 6/30/2015 | | |
| | Pre-tax | After-tax [2] | Per share [3] | Pre-tax | After-tax [2] | Per share [3] | Pre-tax | After-tax [2] | Per share [2] |
| Net income (loss) (GAAP) | $ 46,122 | $ 35,936 | $ 1.07 | $ 36,205 | $ 25,126 | $ 0.75 | $ 45,191 | $ 30,836 | $ 0.79 |
| Non-interest income adjustments: | | | | | | | | | |
| Gain on sale of investments and other non-interest income | (374) | (243) | (0.01) | (389) | (252) | (0.01) | (1,266) | (823) | (0.02) |
| Non-interest expense adjustments: | | | | | | | | | |
| Merger-related expenses | 1,955 | 1,496 | 0.04 | 9,296 | 6,139 | 0.18 | 12,732 | 8,392 | 0.22 |
| Severance expenses | 139 | 91 | - | 41 | 27 | - | 406 | 264 | 0.01 |
| Loss on sale of long-lived assets, net of impairment | 1,078 | 701 | 0.02 | 579 | 376 | 0.01 | 1,571 | 1,021 | 0.03 |
| Other non-operating non-interest expense | 2 | 1 | - | 450 | 292 | 0.01 | 2,050 | 1,333 | 0.03 |
| Total non-interest expense adjustments | 3,174 | 2,289 | 0.07 | 10,366 | 6,834 | 0.20 | 16,759 | 11,010 | 0.29 |
| Income tax benefits | - | (2,959) | (0.09) | - | - | - | - | - | - |
| Operating earnings (non-GAAP) | 48,922 | 35,023 | 1.05 | 46,182 | 31,708 | 0.95 | 60,684 | 41,023 | 1.05 |
| Provision for loan losses | 6,495 | 4,222 | 0.11 | 5,345 | 3,475 | 0.10 | 8,789 | 5,713 | 0.15 |
| Pre-provision operating earnings (non-GAAP) | $ 55,417 | $ 39,245 | $ 1.17 | $ 51,527 | $ 35,183 | $ 1.05 | $ 69,473 | $ 46,736 | $ 1.20 |

[1] Certain balances and amounts in prior periods have been restated for the effect of the adoption of ASU No. 2014-01 on January 1, 2015 and errors in mortgage income during the second and third quarters of 2014.

[2] After-tax amounts computed using a marginal tax rate of 35%.

[3] Diluted per share amounts may not appear to foot due to rounding.

Non-operating expenses equal to $16.7 million pre-tax, or $0.29 EPS after-tax:

- 2Q15 Merger related expense of $12.7 million pre-tax, or $0.22 EPS after-tax
- Severance expense of $0.4 million pre-tax, or $0.01 EPS after-tax
- Net impairment expense of $1.6 million pre-tax or $0.03, EPS after-tax
- Other non-operating items expense of $2.0 million pre-tax, or $0.03 after-tax

# Appendix
## Market Highlights For 2Q15

- Strong legacy loan growth throughout the franchise with 29% of new originations coming from the Florida markets
- Houston, Dallas, New Orleans, Memphis and the newly entered Central Florida market showed strong loan originations
- Total commitments originated during 2Q15 equated to $1.5 billion – a record quarter for the Company
- 2Q15 originations were 39% fixed rate and 61% floating rate
- Commercial loans originated and funded in 2Q15 totaled $584 million with a mix of 24% fixed and 76% floating ($948 million in commercial loan commitments during the quarter)
- Strong commercial pipeline in excess of $850 million at quarter-end

# Overview

## Small Business and Retail – 2Q15 Progress

- Small Business loan growth of $50 million, or +6%, on a linked-quarter basis
- Consumer Direct & Mortgage loan growth of $145 million, or +6%, on a linked quarter basis
- Credit Card loan growth of $1.6 million, or +2%, on a linked quarter basis
- Checking account growth:
  - Small Business checking accounts increased 10% year-over-year and an annualized 8% on a linked quarter basis
  - Consumer checking accounts decreased 2% year-over-year and an annualized 0.6% on a linked quarter basis, primarily due to continued attrition from the mergers we converted over the past year
- Continued focus on productivity and efficiency of the delivery network with emphasis on digital and branch optimization
- Acceptance and usage of digital delivery continues to increase among our client base

# Appendix

## Loan Growth

**2nd Quarter 2015:**

- $501 million legacy loan growth, or +5% (+20% annualized)

**Since YE 2009:**

- $6.3 billion legacy loan growth, or +153% (+28% annualized)
- The FDIC covered loan portfolio declined 84%, or $1.4 billion (15% annualized rate)



$ in millions
Legacy Loans
Acquired Loan, net
Covered Loans
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
$64
$58
$43
$173
$149
$258
$157
$338
$246
$421
$365
$362
$243
$434
$295
$569
$165
$379
$348
$489
$226
$501
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

# Appendix

## Loan Growth and Originations 2Q15 –Top Markets

*$ in millions*



$80
$70
$60
$50
$40
$30
$20
$10
$0
Legacy Loan Growth
$38
$57
$59
$71
$75
Memphis
New Orleans
Central FL
Dallas
Houston

*$ in millions*



$350
$300
$250
$200
$150
$100
$50
$0
Loan Commitments
Loan Fundings
$102
$31
$71
$108
$36
$72
$137
$76
$61
$159
$60
$99
$325
$92
$233
Memphis
Dallas
Birmingham
New Orleans
Houston

- $501 million in legacy loan growth for 2Q15
- Top 5 markets represent 60% of legacy growth

- $1.5 billion in total funded and unfunded loan commitments - $459 million higher than 1Q15

*Loan commitments and originations include renewals*

# Appendix
## Loan And Deposit Mix


Other Consumer
3%
Mortgage
8%
Automobile
4%
Home Equity
14%
Small Business
12%
Commercial
59%

**Loans at June 30, 2015**
**$14.0 Billion**


Time Deposits
15%
Non-interest
26%
NOW
Accounts
16%
Savings/ Mmkt
43%

**Deposits at June 30, 2015**
**$16.1 Billion**

# Appendix
## Non-Interest Bearing Deposits

- $306 million of incremental non-interest-bearing deposit growth, or +8%, in 2Q15
- $250 million increase related to acquired deposits from Georgia Commerce Bancorp transaction
- Top 2Q15 legacy non-interest-bearing deposit growth markets include:
  - New Orleans
  - Memphis
  - Shreveport
  - Baton Rouge
  - Dallas
  - Central Florida



% of Total Deposits
$ in billions
Non-Interest Bearing %
Non-Interest Bearing Deposits
30%
25%
20%
15%
10%
5%
0%
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
11% 12% 15% 15% 16% 17% 18% 19% 18% 19% 19% 23% 24% 25% 25% 26% 26% 26% 26%
$0.9 $0.9 $1.3 $1.4 $1.5 $1.6 $1.7 $1.9 $2.0 $2.0 $2.1 $2.5 $2.6 $2.7 $3.0 $3.2 $3.2 $3.9 $4.2

*Non-interest-bearing deposits at period-end*

# Appendix
## Deposits Costs

- Our deposit costs declined greater than peers
- A portion of the lower costs were due to improved mix of deposits
- Non-interest-bearing deposits grew from 11% of total deposits in 2010 to 26% of total deposits in 2Q15



2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
IBERIABANK Corporation
Average Peers
1 Year Treasury Rate
0.31%
0.31%
0.27%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15

*The decrease in 1Q10 cost of deposits reflects market value adjustments associated with the acquisition of Orion Bank and Century Bank*

# Appendix
## Legacy Portfolio

### Asset Quality Summary
(Excludes FDIC covered assets and all acquired loans)

| ($ thousands) | For Quarter Ended: 6/30/2014 | 3/31/2015 | 6/30/2015 | % or Basis Point Change Qtr/Qtr | Year/Year |
|---|---|---|---|---|---|
| Non-accrual Loans | $ 34,187 | $ 60,064 | $ 62,739 | 4% | 84% |
| OREO | 34,795 | 21,654 | 20,028 | -8% | -42% |
| Accruing Loans 90+ Days Past Due | 20 | 239 | 3,584 | 1400% | 17716% |
| Non-performing Assets | 69,002 | 81,957 | 86,351 | 5% | 25% |
| Note: NPAs excluding Former Bank Properties | 50,416 | 65,683 | 73,739 | 12% | 46% |
| Past Due Loans (excluding non-accrual loans) | 13,982 | 17,606 | 14,985 | -15% | 7% |
| Classified Loans | 78,762 | 91,248 | 131,142 | 44% | 67% |
| Non-performing Assets/Assets | 0.53% | 0.55% | 0.55% | (0) bps | 2 bps |
| NPAs/(Loans + OREO) | 0.78% | 0.83% | 0.83% | 0 bps | 5 bps |
| Classified Assets/Total Assets | 0.60% | 0.61% | 0.84% | 23 bps | 24 bps |
| (Past Dues & Nonaccruals)/Loans | 0.16% | 0.18% | 0.14% | (4) bps | (2) bps |
| Provision For Loan Losses | $ 3,004 | $ 4,176 | $ 8,465 | 103% | 182% |
| Net Charge-Offs/(Recoveries) | 759 | 1,578 | 3,505 | 122% | 362% |
| Provision Less Net Charge-Offs | $ 2,245 | $ 2,598 | $ 4,960 | 91% | 121% |
| Annualized Net Charge-Offs/Average Loans | 0.04% | 0.06% | 0.14% | 8 bps | 10 bps |
| Allowance For Loan Losses/Loans | 0.80% | 0.80% | 0.81% | 1 bps | 1 bps |

- NPAs equated to 0.55% of total assets, unchanged compared to 1Q15. Includes $13 million of bank-related properties
- $131 million in classified loans (up $40 million from 1Q15)
- Legacy net charge-offs of $3.5 million, or an annualized rate of 0.14% of average loans

# Appendix

## Asset Quality Portfolio Trends

| ($ thousands) | Total Portfolio | | | % or Basis Point Change | |
|---|---|---|---|---|---|
| | 6/30/2014 | 3/31/2015 | 6/30/2015 | Qtr/Qtr | Year/Year |
| Non-accruals | $ 208,673 | $ 195,371 | $ 192,385 | -2% | -8% |
| OREO & Foreclosed | 84,479 | 53,194 | 49,929 | -6% | -41% |
| 90+ Days Past Due | 1,095 | 5,642 | 4,607 | -18% | 321% |
| Non-performing Assets | $ 294,247 | $ 254,207 | $ 246,921 | -3% | -16% |
| NPAs/Assets | 1.92% | 1.41% | 1.28% | (13) bps | (64) bps |
| NPAs/(Loans + OREO) | 2.68% | 1.97% | 1.76% | (21) bps | (92) bps |
| LLR/Loans | 1.22% | 1.00% | 0.92% | (8) bps | (30) bps |
| Annualized Net Charge-Offs/Loans | 0.03% | 0.06% | 0.11% | 5 bps | 8 bps |
| *Past Dues:* | | | | | |
| 30-89 Days Past Due | $ 31,875 | $ 32,835 | $ 39,005 | 19% | 22% |
| 90+ days Past Due | 1,095 | 5,642 | 4,607 | -18% | 321% |
| Total 30+ Past Dues | $ 32,970 | $ 38,477 | $ 43,612 | 13% | 32% |
| % Loans | 0.30% | 0.30% | 0.31% | 1 bps | 1 bps |

# Appendix
## Capital Markets and Wealth Management

- ICP revenues +54% compared to 1Q15
- IWA revenues +7% compared to 1Q15
- IFS revenues +3% compared to 1Q15
- IWA assets under management decreased $24 million (-2%) to $1.4 billion on June 30, 2015



IBERIA Capital Partners
IBERIA Wealth Advisors
IBERIA Financial Services
Total Revenues ($ in Millions)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15

# Appendix

## Expected Quarterly Re-pricing Schedule

*$ in millions*

| | | 3Q15 | 4Q15 | 1Q16 | 2Q16 | 3Q16 |
|---|---|---|---|---|---|---|
| Cash Equivalents | Balance | $ 680.6 | $ - | $ - | $ - | $ - |
| | *Rate* | *0.57%* | *0.00%* | *0.00%* | *0.00%* | *0.00%* |
| Investments | Balance | $ 106.3 | $ 75.0 | $ 62.6 | $ 62.2 | $ 67.6 |
| | *Rate* | *2.98%* | *3.12%* | *2.98%* | *2.93%* | *2.97%* |
| Fixed Rate Loans | Balance | $ 491.0 | $ 422.8 | $ 380.0 | $ 418.5 | $ 365.3 |
| | *Rate* | *5.02%* | *4.93%* | *4.93%* | *4.90%* | *4.84%* |
| Variable Rate Loans | Balance | $ 6,444.1 | $ 125.8 | $ 58.9 | $ 84.4 | $ 45.2 |
| | *Rate* | *3.44%* | *2.82%* | *3.44%* | *3.44%* | *3.94%* |
| Time Deposits | Balance | $ 750.8 | $ 394.2 | $ 330.6 | $ 370.2 | $ 162.2 |
| | *Rate* | *0.54%* | *0.68%* | *0.80%* | *0.80%* | *1.16%* |
| Repos/ST Debt | Balance | $ 258.3 | $ 10.0 | $ - | $ - | $ - |
| | *Rate* | *0.16%* | *0.29%* | *0.00%* | *0.00%* | *0.00%* |
| Borrowed Funds | Balance | $ 131.6 | $ 1.7 | $ 1.7 | $ 11.7 | $ 1.7 |
| | *Rate* | *3.19%* | *3.32%* | *3.36%* | *3.96%* | *3.57%* |

***Note: Amounts exclude re-pricing of assets and liabilities from prior quarters***

***Excludes FDIC loans and receivable, non-accrual loans and market value adjustments***

# Appendix
## Interest Rate Risk Simulation

| Change In: | -200 bp* | -100 bp* | Base Case | +100 bp* | +200 bp* | Blue Chip | Forward Curve |
|---|---|---|---|---|---|---|---|
| Net Interest Income | -3.8% | -1.0% | 0.0% | 4.8% | 9.9% | 2.1% | 1.6% |
| Economic Value of Equity | -16.5% | -17.2% | 0.0% | 10.7% | 19.7% | NM | NM |

Source: Bancware model, as of June 30, 2015
* Assumes instantaneous and parallel shift in interest rates based on static balance sheet

- Asset sensitive from an interest rate risk position
- The degree of asset sensitivity is a function of the reaction of competitors to changes in deposit pricing
- Forward curve has a positive impact to net interest income over 12 months

# Appendix

## Acquisitions Update

### Florida Bank Group.

- HQ: Tampa, Florida
- Offices: 13 in Florida
- Assets: $571 million
- Loans: $319 million
- Deposits: $404 million
- % Pro Forma IBKC: 3%

- Announced: 10/3/14
- Closed: 2/28/15
- Converted: 3/13/15
- Days to Fed Approval 133
  - + Days to Close 15
  - + Days to Convert 13
- Total Days 161

### Old Florida

- HQ: Orlando, Florida
- Offices: 14 in Florida
- Assets: $1.4 billion
- Loans: $1.1 billion
- Deposits: $1.2 billion
- % Pro Forma IBKC: 7%

- Announced: 10/27/14
- Closed: 3/31/15
- Converted: 4/24/15 and 5/16/15
- Days to Fed Approval 121
  - + Days to Close 34
  - + Days to Convert 46
- Total Days 201

### Georgia Commerce

- HQ: Atlanta, Georgia
- Offices: 9 in Georgia
- Assets: $1.0 billion
- Loans: $746 million
- Deposits: $858 million
- % Pro Forma IBKC: 5%

- Announced: 12/8/14
- Closed: 5/31/15
- Converted: 6/26/15
- Days to Fed Approval 79
  - + Days to Close 95
  - + Days to Convert 26
- Total Days 200

*Unaudited Balance Sheet Information as of December 31, 2014*

IBERIABANK

Corporation™